FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 11, 2004

                                   VoIP, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Texas                          0-28985                   75-2785941
------------------------         --------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)


         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------

           (Address of principal execute offices, including zip code)

                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.03    Unregistered Sale of Equity Securities
             --------------------------------------

         On November 11, 2004, Registrant issued and sold 1,937,500 shares of common stock, for a purchase price of $0.80 per share, to four accredited investors in a private placement pursuant to Rule 506 of SEC Regulation D, for aggregate proceeds of $1,550,000 (net proceeds of approximately $1,400,000 to Registrant). The investors also received five-year warrants to purchase a total of 589,250 shares for an exercise price of $1.75 per share, and thirty-day warrants to purchase 968,750 shares for an exercise price of $1.20 per share.

         On November 12, 2004, Registrant issued a press release announcing the financing and also its financial results for its third fiscal 2003 quarter ended September 30, 2004. Such results are more fully described in Registrant's Form 10QSB filed previously to this Report. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On November 17, 2004, Registrant issued and sold 312,500 shares of common stock, for a purchase price of $0.80 per share, to one additional accredited investor in a private placement pursuant to Rule 506 of SEC Regulation D, for aggregate proceeds of $250,000 (net proceeds of approximately $225,000 to Registrant). The investor also received five-year warrants to purchase a total of 75,000 shares for an exercise price of $1.75 per share, and thirty-day warrants to purchase 125,000 shares for an exercise price of $1.20 per share.

         Exhibit 99.1 hereto is being furnished, and shall not be deemed to be "filed," with the SEC. The information in Exhibit 99.1 shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01    Financial Statements and Exhibits
             ---------------------------------

         10.1.1   -        Subscription Agreement
         10.1.2   -        Form of Class A Warrant
         10.1.3   -        Form of Class B Warrant
         99.1     -        Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 17 , 2004             VoIP, INC.
                                        (Registrant)

                                        By: /s/ Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer














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                                  EXHIBIT INDEX

Exhibit #

10.1.1   -        Subscription Agreement
10.1.2   -        Form of Class A Warrant
10.1.3   -        Form of Class B Warrant
99.1              Press Release of VoIP, Inc. dated November 12 , 2004